Exhibit 10.4

AGREEMENT

The undersigned Purchaser agrees to purchase and the undersigned Seller agrees to sell the properties shown on the attached “Lease Term Sheet” in accordance with the sales prices and lease terms set forth therein.

Agreed to this   28   day of February 2008.

Purchaser: Out-Med IV, L.L.C.

Seller: Neighborhood Community Bank

LEASE TERM SHEET

Property:	Property#l	145 Millard Farmer Industrial Blvd, Newnan, Georgia 30263
	Property#2	300 Finance Ave., Peachtree City, GA 30269
	Property#3	105 Carriage Oaks Dr., Tyrone, GA 30290

Owner/Lessee:	Neighborhood Community Bank

Purchaser/Lessor:	Out-Med IV, L.L.C.

Sales Price:	Property#1	$4,050,000
	Property#2	$2,650,000
	Property#3	$1,830,000

Lease Term:	(1) 10 year term

Renewal:	(1) 10 year term

Escalation:	None

Lease Rate;	Property #1	11,705s.f. @ $25.95 = $303,744.75
	Property#2	6,600s.f. @ $31.12 = $205,392.00
	Property#3	3,372s.f. @ $35.60 = $120,043.20

Tenant shall be responsible for taxes, insurance and maintenance of said premises. Tenant shall be responsible for general maintenance of parking lot and all landscape maintenance. Owner shall be responsible for exterior walls and roof and parking lot resurfacing when needed.

G E O R G I A,

COWETA COUNTY.

THIS AGREEMENT, made as of this 28th day of February, 2008, by and between OUT-MED IV, L.L.C., a limited liability company organized and existing under the laws of the State of Georgia, with its principal place of business in Newnan, Coweta County, Georgia, hereinafter called O-M IV, and NEIGHBORHOOD COMMUNITY BANK, a banking corporation organized and existing under the laws of the State of Georgia, with its principal place of business in Newnan, Coweta County, Georgia, hereinafter called NCB;

W I T N E S S E T H:

WHEREAS, NCB desires to lease from O-M IV the following described property, to-wit: (Main Branch—145 Millard Farmer Blvd., Newnan, GA—Coweta County)

SEE ATTACHED EXHIBIT “A”

WHEREAS, O-M IV has ownership, possession and control of said property and is authorized and entitled to enter into this lease; and

WHEREAS, the parties desire to enter into this lease;

NOW THEREFORE, in consideration of the premises and the mutual covenants herein set forth, including the rental hereinafter set forth. O-M IV does rent and lease the above described property to NCB upon the following terms and conditions:

1.

OCCUPANCY AND EFFECTIVE DATE

The effective date shall be February 28, 2008.

2.

LEASE TERM

The initial lease term shall commence on the Effective Date and shall end at midnight on the eve of the tenth annual anniversary thereof (the “Initial Term”). The initial term of the lease shall be noncancellable by either party. In addition to the initial term, NCB shall have the option of one (1) ten (10) year renewal option, beginning and ending on an anniversary date of the Effective Date. Upon the acquisition or merger of NCB by/with any other entity during the initial term, the renewal option must be exercised prior to consummation of such event. In order to exercise the renewal options, notice of said exercise must be given by NCB to O-M IV at least ninety (90) days prior to the expiration of the last year of the existing term, and at the time of such exercise NCB must be occupying the Property under a then valid Lease Term and not in default hereunder.

3.

LEASE RATE

The Lease rate shall be $25.95 per square foot per annum, with said amount being paid in equal monthly payments of one-twelfth ( 1/12) of such amount. According to the plans for the building, the premises contain 11,705 square feet.

The first partial month’s rent, along with one (1) month’s rent security deposit, shall be paid on the Effective Date and the monthly rent shall be paid by NCB to O-M IV on the first day of each calendar month thereafter.

For the renewal terms, the Lease Rate during such terms shall be the same as the initial term.

4.

RIGHT OF FIRST REFUSAL

At any time in which this Lease is in force and for a period of one hundred eighty (180) days following the termination hereof, NCB shall have the right of first refusal in the event that O-M IV receives a bona fide purchase offer for the Property from a third party. Within ten (10) days after receipt of any such offer O-M IV shall provide notification of the terms and conditions of any such bona tide purchase offer to NCB, and NCB shall thereafter have a period of thirty (30) days in which to agree to purchase the Property under the terms and conditions offered by the third party, in the absence of which O-M IV shall be free to sell the Property to such third party.

5.

EXCLUSIVITY

NCB shall have, during the term of the Lease, sole and exclusive possession of the Property subject to any existing cross-easements with other tenants in the driveways and parking lots. So long as NCB is a tenant not in default under this Lease O-M IV shall not, on any real property within a radius of one-half ( 1/2) mile of the Property, develop, construct, manage, participate in the development of, or otherwise be engaged in the furtherance of any banking facility that shall provide any of the services then being provided to the public by NCB without NCB’s written consent.

6.

ALLOWANCES

(Intentionally omitted)

7.

TAXES AND INSURANCE

Commencing with the Effective Date, NCB shall pay all ad valorem taxes and assessments as well as all casualty and liability insurance premiums with respect to the Property. NCB shall keep the Property Improvements insured in accordance with the standards maintained by NCB for its other facilities. In no event shall the insurance on the Property Improvements be less than the full value thereof, nor shall the liability insurance have limits of less than $1,000,000 for each occurrence/$2,000,000 aggregate. The insurance provided by NCB hereunder shall name O-M IV and its Lender as an additional loss payee and named insured. NCB shall be responsible for insuring its contents and other personal property on the premises. NCB will contemporaneously with the execution of this lease deliver to O-M IV a Certificate of Insurance certifying that such insurance is in full force and effect.

8.

REPAIRS

O-M IV shall maintain the exterior walls, roof, parking lot resurfacing (when needed) and structural supports of the premises (exclusive of all glass and exclusive of all exterior doors), except repairs rendered necessary by the negligence of NCB, its agents, employees, or invitees. O-M IV gives to NCB, exclusive control of the premises and shall be under no obligation to inspect said premises. NCB shall promptly report in writing to O-M IV any defective condition known to it which O-M IV is required to repair, and failure to so report such defects shall make NCB responsible to O-M IV for any liability incurred by O-M IV by reason of such failure. NCB accepts the premises and the building to be erected thereon as suited for the use intended by NCB. NCB shall keep and maintain in good order the leased premises, including, but not limited to, the floors, interior walls, heating, cooling, furniture, fixtures, equipment, landscaping, water, sewer, parking lot, and electrical systems, except those repairs expressly required to be made by O-M IV. If NCB desires any alterations to the premises after the Effective Date, the same may be done upon approval of O-M IV, such alterations to be at NCB’s expense, O-M IV hereby agreeing to approve alterations reasonably necessary for the conduct of the business of NCB.

Penetration of the roof or exterior walls shall be a default under this lease and shall result in the NCB being liable to O-M IV for any warranty which is lost due to NCB’s actions. Said liability shall be in addition to O-M IV’s remedies setout hereafter.

9.

TREATMENT OF IMPROVEMENTS UPON TERMINATION

At the termination of this Lease, provided that NCB is not then in default hereunder, NCB may remove any tenant fixtures, furniture, equipment, or other improvements installed by it either with its own funds. At the termination of this Lease, NCB agrees to return the property in as good condition as when received or installed, subject to ordinary wear and tear and to the extent it has been altered by NCB with the approval of O-M IV.

10.

UTILITIES

NCB shall be responsible for the payment of all utility services rendered to the Property.

11.

BROKERS

Neither party has utilized the services of a broker with respect to this transaction, and each shall indemnify the other with respect to any claims through it.

12.

DESTRUCTION OR DAMAGE TO PREMISES

If the premises are totally destroyed (or so substantially damaged as to be untenantable) by storm, fire, earthquake or other casualty, this Lease shall terminate as of the date of such destruction or damage, and rental shall be accounted for as between O-M IV and NCB as of that date. If the premises are damaged, but not rendered wholly untenantable by any such casualty, same shall be promptly restored by O-M IV to a new and usable condition, and during such period of restoration the rental payable hereunder shall be equitably abated. NCB shall be responsible for any deductible on the insurance policy.

13.

EMINENT DOMAIN

In the event of any of the Property is condemned or otherwise taken by any governmental entity, NCB shall have the option of either terminating the Lease, or, if the portion condemned is less than the entirety of the Property, maintaining the Lease and having the rent equitably abated.

14.

ASSIGNMENT AND SUBLETTING

This Lease may not be assigned by NCB without the written approval of O-M IV which shall not be unreasonably withheld, nor may the premises be subleased without approval of O-M IV.

15.

LATE CHARGES, INTEREST AND DELINQUENCY

If NCB is delinquent by more than five (5) days in any monthly installment of rent, NCB shall pay to O-M IV, as additional rent, an administrative fee equal to five (5%) percent of such delinquent sum. The payment of this late payment charge shall not excuse or cure any default by NCB under this Lease. The provision for such late charge shall be in addition to all of O-M IV’S other rights and remedies hereunder or at law and shall not be construed as a penalty or as limiting O-M IV’S remedies in any manner. Acceptance by O-M IV of a payment and the cashing of a check in an amount less than that which is currently due shall in no way affect O-M IV’S rights under this Lease and in no way shall be in accord and satisfaction. Any rent not paid by NCB within five (5) days after its due date in accordance with the terms of this Lease shall bear interest from such due date until paid in full at the lesser of the highest rate permitted by applicable law or eighteen (18%) percent per annum. If any rent owing under this Lease is collected by or through an attorney at law, NCB agrees to pay fifteen (15%) percent thereof as attorney’s fees.

16.

SUBORDINATION

Provided that such mortgagee executes a covenant of quiet enjoyment in favor of NCB and any subtenant of NCB, NCB and any subtenant of NCB shall subordinate its or their rights under the Lease to the rights of such mortgagee.

17.

USE OF THE PREMISES

The premises shall be used for banking offices and related purposes and any other legal use. The premises shall not be used for any illegal purposes, or any purpose deemed disreputable or extra-hazardous, nor in violation of any valid regulation or law, nor in any manner to constitute a trespass, nor in any manner to vitiate insurance on the premises. NCB, at its sole expense, shall comply with all laws (including, without limitation, environmental requirements and laws regarding access for handicapped or disabled persons), ordinances and regulations, and all declarations, covenants, and restrictions, applicable to the premises, and with all governmental orders and directives of public officers which impose any duty or restriction with respect to the use or occupation of the premises.

18.

EVENT OF DEFAULT

As used in this Lease, an “Event of Default” shall have occurred if NCB shall fail to comply with any provision of this Lease, and such default shall continue for more than ten (10) days after O-M IV shall have given NCB written notice of such default (unless such compliance will, due to the nature of the obligation, require a period of time in excess of ten (10) days, then after such period of time as is reasonably necessary); provided, however, that if NCB fails to comply with any such provision until receipt of such notice of default three (3) times in any Lease Year, it shall be an Event of Default if NCB shall during the sameLease Year fail to comply with any such provision, without the requirement of further notice from O-M IV.

19.

O-M IV’S REMEDIES

(A)

General. Upon each occurrence of an Event of Default and so long as such Event of Default shall be continuing, O-M IV may at any time thereafter at its election: (i) terminate this Lease or NCB’s right of possession, but NCB shall remain liable as hereinafter provided; (ii) alter locks or other security devices for the Building, without notice to NCB to deprive NCB access thereto, and O-M IV shall not be required to provide a new key or right of access to NCB; (iii) as agent of NCB, do whatever NCB is obligated to do under this Lease, including, but not limited to, entering the Premises, without being liable for prosecution or any claims for damages, in order to accomplish this purpose (NCB agrees to reimburse O-M IV immediately upon demand for any expenses which O-M IV may incur in thus effecting compliance with this Lease on behalf of NCB); and/or (iv) pursue any remedies provided for under this Lease or at law or in equity. Upon the termination of this Lease or termination of NCB’s right of possession, it shall be lawful for O-M IV, without formal demand or notice of any kind, to re-enter the Premises without the requirement or resorting to the dispossessory procedures set forth in O.C.G.A. §§ 44-7-50 et seq. and expel or remove NCB and NCB’s effects and without being liable for any claim for trespass or damages therefor, and, in connection therewith, re-key the Premises, remove NCB’s effects therefrom and store the same at NCB’s expense, without being liable for any damages thereto. If O-M IV enters the Premises, O-M IV shall have the right to keep in place and use, or remove and store, all of the furniture, fixtures and equipment at the Premises.

(B)

Lease Termination. If O-M IV terminates this Lease, O-M IV may declare the entire amount of rent calculated on the current rate being paid by NCB, and other sums which in O-M IV’S reasonable determination would become due and payable during the remainder of the Lease Term (including, but not limited to, increases in rent pursuant to Paragraph 3 herein), discounted to present value by using a reasonable discount rate, to be due and payable immediately. Upon such acceleration of such amounts, NCB agrees to pay the same to O-M IV at once, together with all rent and other amounts theretofore due, less the market value of the Premises for the remainder of the Lease Term, (taking into consideration the probable costs of marketing and reletting the Premises, then-current rental rates, probable rental rates for the remainder of the Lease Term, probable concession packages, the probability of reletting the Premises and the probable amount of time which will elapse before the Premises are relet); provided, however, that such payment shall not constitute a penalty or forfeiture but shall constitute liquidated damages for NCB’s failure to comply with the terms and provisions of this Lease (O-M IV and NCB agreeing that O-M IV’S actual damages in such an event are impossible to ascertain and that the amount set forth above is a reasonable estimate thereof). Such present values shall be calculated at a discount rate equal to the 90-day U. S. Treasury bill rate on the effective date of such termination.

(C)

Possession Termination. If O-M IV terminates NCB’s right of possession (but not this Lease), O-M IV shall relet the Premises for the account of NCB for such rent and upon such terms as shall be satisfactory to O-M IV without thereby releasing NCB from any liability hereunder and without demand or notice of any kind to NCB. For the purpose of such reletting O-M IV is authorized to make any repairs, changes, alterations, or additions in or to the Premises as O-M IV deems reasonably necessary or desirable. If the Premises are not relet, then NCB shall pay to O-M IV as damages a sum equal to the sum of the rental reserved in this Lease for such period or periods, plus the costs of recovering possession of the Premises (including attorneys’ fees and costs of suit), the unpaid Rent and other amounts accrued hereunder at the time of repossession, and the costs incurred in any attempt by O-M IV to relet the Premises. If the Premises are relet and a sufficient sum shall not be realized from such reletting (after first deducting therefrom, for retention by O-M IV, the unpaid Rent and other amounts accrued hereunder at the time of reletting, the cost of recovering possession (including, without limitation, brokerage fees, leasing commissions and reasonable attorneys’ fees) and the cost of collection of the rent accruing therefrom (including, without limitation, reasonable attorneys’ fees) to satisfy the rent provided for in this Lease to be paid, then NCB shall immediately satisfy and pay any such deficiency. Any such payments due O-M IV shall be made upon demand therefor from time to time and NCB agrees that O-M IV may file suit to recover any sums falling due from time to time. NCB shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Notwithstanding any such reletting without termination, O-M IV may at any time thereafter elect in writing to terminate this Lease for such previous breach.

(D)

No Waiver. Exercise by O-M IV of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by O-M IV, whether by agreement or by operation of law, it being understood that such surrender and/or termination can be effected only by the written agreement of O-M IV. Any law, usage, or custom to the contrary notwithstanding, O-M IV shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of O-M IV at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same. NCB and O-M IV further agree that forbearance or waiver by O-M IV to enforce its rights pursuant to this Lease or at law or in equity, shall not be a waiver of O-M IV’S right to enforce one or more of its rights in connection with any subsequent default. A receipt by O-M IV of rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by O-M IV of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by O-M IV. To the greatest extent permitted by law, NCB waives the service of notice of O-M IV’S intention to re-enter as provided for in any statute, or to institute legal proceedings to that end, and also waives all right to redemption in case NCB shall be dispossessed by a judgment or by warrant of any court or judgment. The terms “enter”, “re-enter”, “entry” or “re-entry”, as used in this Lease, are not restricted to their technical legal meanings. Any reletting of the Premises shall be on such terms and conditions as O-M IV in its reasonable discretion may determine (including, without limitation, a term different than the remaining Lease Term, rental concessions, alterations and repair of the Premises and lease of less than the entire Premises to any tenant). O-M IV shall not be liable, nor shall NCB’s obligations hereunder be diminished because of, O-M IV’S failure to relet the Premises or collect rent due in respect of such reletting.

(E)	Cumulative Remedies. Pursuit by O-M IV of any of the foregoing remedies shall not preclude the pursuit of damages incurred, or of any of the other remedies provided herein or by law. No act or thing done by O-M IV or O-M IV’S employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Premises. Neither the mention in this Lease or any particular remedy, nor the exercise by O-M IV of any particular remedy hereunder, at law or in equity, shall preclude O-M IV from any other remedy O-M IV might have under this Lease, at law or in equity. Any waiver of or redress for any violation of any covenant or condition contained in this Lease or any of the rules now or hereafter adopted by O-M IV, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by O-M IV of rent with knowledge of the breach of any covenant in this Lease shall not be deemed a waiver of such breach.

20.

O-M IV’S DEFAULT AND LIABILITY

(A)

O-M IV’S Default. O-M IV shall not be in default hereunder and NCB shall not have any remedy or cause of action unless O-M IV fails to perform any of its obligations hereunder within ten (10) days after written notice from NCB specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of ten (10) days, then after such period of time as is reasonably necessary). If O-M IV does not perform its obligations or notify NCB that it contests the contention that it is in default within said ten (10) days after such notice, NCB may, at its option, cause such items to be remedied and deduct the cost thereof from the rent payments next due to be paid. All obligations of O-M IV hereunder shall be construed as covenants not conditions; and all such obligations will be binding upon O-M IV only during the period of its ownership of the Premises and not thereafter, provided O-M IV shall continue to be responsible for obligations which accrued and were acknowledged prior to the transfer and further provided such transferee shall have assumed the obligations of O-M IV hereunder.

(B)	O-M IV’S Liability. In the event of the transfer by O-M IV of its interests in the Premises after compliance with Paragraph 4, O-M IV shall thereupon be released and discharged from all obligations of O-M IV thereafter accruing, but such obligations shall be binding during the Lease Term upon each new owner for the duration of such owners ownership. Any liability of O-M IV under this Lease and/or with respect to the Premises or otherwise shall be limited solely to its interest in the Premises, and in no event shall any personal liability be asserted against O-M IV and/or its members, officers, directors, agents or employees in connection with this Lease nor shall any recourse be had to any other property or assets of O-M IV or such other parties.

21.

FORCE MAJEURE

O-M IV shall not be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental actions, civil commotion, fire or other casualty, and any causes beyond the reasonable control of O-M IV (“Force Majeure”). It is understood and agreed that Force Majeure would include tornadoes, hurricanes, floods and other damaging winds or storms, but would not include excessive rain days during the construction period as far as the penalties set forth in Paragraph 1.

22.

MISCELLANEOUS

This contract shall create the relationship of landlord and tenant between O-M IV and NCB; no estate shall pass out of O-M IV; NCB has only a usufruct, not subject to levy and sale and not assignable by NCB except as herein provided.

In the event of bankruptcy or state insolvency proceedings filed by or against NCB, its successors or assigns, or guarantor, in any Federal or State Court, it shall give the right to O-M IV, its successors or assigns, at its option, to immediately declare this contract null and void and to resume at once possession of the property. No receiver, trustee or other officer shall ever have the right, title or interest in or to the above-described property by virtue of this contract.

If NCB remains in possession after expiration of the term hereof, with O-M IV’S acquiescence and without any distinct agreement of the parties, NCB shall be a tenant at will, and there shall be no renewal of this Lease by operation of law.

NCB hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder and all notices required under this Lease, the person in charge of said premises at the time, or occupying the premises, and if no person in charge is in charge or occupying same, then such service or notice may be made by attaching the same to the main entrance of the premises. A copy of all such dispossessory or distraint proceedings and notices under this Lease shall also be sent to NCB’s last known address, if different from the premises and as set forth in the following paragraph.

All notices required or permitted to be given under this Lease shall be in writing and shall be sent by Registered or Certified Mail, Return Receipt Requested, or by a reputable National overnight courier service, postage prepaid, or by hand delivery. Except where otherwise expressly provided to the contrary, notice shall be deemed given upon delivery or upon refusal to accept delivery. All such notices shall be addressed:

If to O-M IV:	OUT-MED IV, L.L.C.
37P Calumet Parkway, Suite 200
Newnan, GA 30263
ATTN: Mr. David LaGuardia

with a copy to:	Mann & Wooldridge, P.C.
P.O. Box 310, 28 Jackson Street
Newnan, GA 30264-0310
ATTN: Theo D. Mann, Esq.

If to NCB:	NEIGHBORHOOD COMMUNITY BANK
145 Millard Farmer Industrial Blvd.
Newnan, GA 30263
ATTN: Mr. James B. Kinsey

with a copy to:

Newnan, GA 30263
ATTN: , Esq.

and

Mann & Wooldridge, P.C.
P.O. Box 310, 28 Jackson Street
Newnan, GA 30264-0310
ATTN: Theo D. Mann, Esq.

Either party may, upon fifteen (15) days’ notice given as aforesaid, change its address for all subsequent notices.

Neither this Lease nor a Memorandum of Lease shall be filed or recorded by or on behalf of NCB with any public official or recorder’s office. O-M IV may, but shall have no obligation to, prepare and file, and upon request by O-M IV, NCB will execute, a Memorandum of Lease.

Construction and interpretation of this Lease shall be governed by the laws of the State of Georgia.

Time is of the essence as to performance of each and every one of the covenants, obligations and duties of the parties to this Lease.

IN WITNESS WHEREOF, the parties have caused this Lease to be executed under seal, as of the day and year first above written.

Signed, sealed and delivered in the presence of:	NEIGHBORHOOD COMMUNITY BANK

	By:		(SEAL)
Witness		James B. Kimsey
President

Notary Public
My Commission Expires:

Signed, sealed and delivered in the presence of:	OUT-MED IV, L.L.C.
	By:	OUT-MED, L.L.C., its manager

	By:		(SEAL)
Witness		David LaGuardia
President

Notary Public
My Commission Expires:

EXHIBIT “A”

WARRANTYDEED

STATE OF Georgia - Coweta COUNTY

THIS INDENTURE, Made this 29th day of March, in the year two thousand, between Parkway Ventures, Inc., a Corporation of the County of Coweta, and State of Georgia, as party or parties of the first part, hereinafter called Grantor, and Newnan Coweta Bank of the County of Coweta, and State of Georgia, as party or parties of the second part, hereinafter called Grantee (the words “Grantor” and “Grantee” to include their respective heirs, successors and assigns where the context requires or permits.)

WITNESSETH that: Grantor, for and in consideration of the sum of Ten Dollars and no/100 ($10.00) and other good and valuable considerations (10.00) DOLLARS in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee, all the following described property, to-wit:

All that tract or parcel of land situate, lying and being in Land Lots 74 and 75 of the Fifth Land District of Coweta County, Georgia being identified as Parcel “A” containing 1.47 acres according to plat of survey for Newnan-Coweta Bank dated February 29, 2000 made by Stan Steele Surveying, Georgia Registered Land Surveyors of record in Plat Book 71, Page 73, in the Office of the Clerk of the Superior Court of Coweta County, Georgia, reference to which plat is hereby made for a more particular and accurate description of the property herein conveyed.

Also conveyed herewith is a non-exclusive perpetual easement of access, ingress and egress over that certain road designated as “Calumet Parkway”. This temporary easement shall automatically terminate without further written instrument being recorded by either party, upon the acceptance by the City of Newnan, Georgia of said road into the public road system.

TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

AND THE SAID Grantor will warrant and forever defend the right and title to the above described property unto the said Grantee against the claims of all persons whomsoever.

IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year above written.

Signed, sealed and delivered in the presence of:	Parkway Ventures, Inc.

	By:		(Seal)
James Van S. Mottola, President

	Attest:		(Seal)
Notary Public		Theo D. Mann, Vice President,

(Seal)

(Seal)

G E O R G I A,

COWETA COUNTY.

THIS AGREEMENT, made as of this 28th day of February, 2008, by and between OUT-MED IV, L. L. C., a limited liability company organized and existing under the laws of the State of Georgia, with its principal place of business in Newnan, Coweta County, Georgia, hereinafter called O-M IV, and NEIGHBORHOOD COMMUNITY BANK, a banking corporation organized and existing under the laws of the State of Georgia, with its principal place of business in Newnan, Coweta County, Georgia, hereinafter called NCB;

W I T N E S S E T H:

WHEREAS, NCB desires to lease from O-M IV the following described property, to-wit: (Peachtree City Branch—300 Finance Ave, Peachtree City, GA—Fayette County)

SEE ATTACHED EXHIBIT “A”

WHEREAS, O-M IV has ownership, possession and control of said property and is authorized and entitled to enter into this lease; and

WHEREAS, the parties desire to enter into this lease;

NOW THEREFORE, in consideration of the premises and the mutual covenants herein set forth, including the rental hereinafter set forth. O-M IV does rent and lease the above-described property to NCB upon the following terms and conditions:

1.

OCCUPANCY AND EFFECTIVE DATE

The effective date shall be February 28, 2008.

2.

LEASE TERM

The initial lease term shall commence on the Effective Date and shall end at midnight on the eve of the tenth annual anniversary thereof (the “Initial Term”). The initial term of the lease shall be noncancellable by either party. In addition to the initial term, NCB shall have the option of one (1) ten (10) year renewal option, beginning and ending on an anniversary date of the Effective Date. Upon the acquisition or merger of NCB by/with any other entity during the initial term, the renewal option must be exercised prior to consummation of such event. In order to exercise the renewal options, notice of said exercise must be given by NCB to O-M IV at least ninety (90) days prior to the expiration of the last year of the existing term, and at the time of such exercise NCB must be occupying the Property under a then valid Lease Term and not in default hereunder.

3.

LEASE RATE

The Lease rate shall be $31.12 per square foot per annum, with said amount being paid in equal monthly payments of one-twelfth ( 1/12) of such amount. According to the plans for the building, the premises contain 6,600 square feet.

The first partial month’s rent, along with one (1) month’s rent security deposit, shall be paid on the Effective Date and the monthly rent shall be paid by NCB to O-M IV on the first day of each calendar month thereafter.

For the renewal terms, the Lease Rate during such terms shall be the same as the initial term.

4.

RIGHT OF FIRST REFUSAL

At any time in which this Lease is in force and for a period of one hundred eighty (180) days following the termination hereof, NCB shall have the right of first refusal in the event that O-M IV receives a bona fide purchase offer for the Property from a third party. Within ten (10) days after receipt of any such offer O-M IV shall provide notification of the terms and conditions of any such bona fide purchase offer to NCB, and NCB shall thereafter have a period of thirty (30) days in which to agree to purchase the Property under the terms and conditions offered by the third party, in the absence of which O-M IV shall be free to sell the Property to such third party.

5.

EXCLUSIVITY

NCB shall have, during the term of the Lease, sole and exclusive possession of the Property subject to any existing cross-easements with other tenants in the driveways and parking lots. So long as NCB is a tenant not in default under this Lease O-M IV shall not, on any real property within a radius of one-half ( 1/2) of the Property, develop, construct, manage, participate in the development of, or otherwise be engaged in the furtherance of any banking facility that shall provide any of the services then being provided to the public by NCB without NCB’s written consent.

6.

ALLOWANCES

(Intentionally omitted)

7.

TAXES AND INSURANCE

Commencing with the Effective Date, NCB shall pay all ad valorem taxes and assessments as well as all casualty and liability insurance premiums with respect to the Property. NCB shall keep the Property Improvements insured in accordance with the standards maintained by NCB for its other facilities. In no event shall the insurance on the Property Improvements be less than the full value thereof, nor shall the liability insurance have limits of less than $1,000,000 for each occurrence/$2,000,000 aggregate. The insurance provided by NCB hereunder shall name O-M IV and its Lender as an additional loss payee and named insured. NCB shall be responsible for insuring its contents and other personal property on the premises. NCB will contemporaneously with the execution of this lease deliver to O-M IV a Certificate of Insurance certifying that such insurance is in full force and effect.

8.

REPAIRS

O-M IV shall maintain the exterior walls, roof, parking lot resurfacing (when needed) and structural supports of the premises (exclusive of all glass and exclusive of all exterior doors), except repairs rendered necessary by the negligence of NCB, its agents, employees, or invitees. O-M IV gives to NCB, exclusive control of the premises and shall be under no obligation to inspect said premises. NCB shall promptly report in writing to O-M IV any defective condition known to it which O-M IV is required to repair, and failure to so report such defects shall make NCB responsible to O-M IV for any liability incurred by O-M IV by reason of such failure. NCB accepts the premises and the building to be erected thereon as suited for the use intended by NCB. NCB shall keep and maintain in good order the leased premises, including, but not limited to, the floors, interior walls, heating, cooling, furniture, fixtures, equipment, landscaping, water, sewer, parking lot, and electrical systems, except those repairs expressly required to be made by O-M IV. If NCB desires any alterations to the premises after the Effective Date, the same may be done upon approval of O-M IV, such alterations to be at NCB’s expense, O-M IV hereby agreeing to approve alterations reasonably necessary for the conduct of the business of NCB.

Penetration of the roof or exterior walls shall be a default under this lease and shall result in the NCB being liable to O-M IV for any warranty which is lost due to NCB’s actions. Said liability shall be in addition to O-M IV’s remedies setout hereafter.

9.

TREATMENT OF IMPROVEMENTS UPON TERMINATION

At the termination of this Lease, provided that NCB is not then in default hereunder, NCB may remove any tenant fixtures, furniture, equipment, or other improvements installed by it either with its own funds. At the termination of this Lease, NCB agrees to return the property in as good condition as when received or installed, subject to ordinary wear and tear and to the extent it has been altered by NCB with the approval of O-M IV.

10.

UTILITIES

NCB shall be responsible for the payment of all utility services rendered to the Property.

11.

BROKERS

Neither party has utilized the services of a broker with respect to this transaction, and each shall indemnify the other with respect to any claims through it.

12.

DESTRUCTION OR DAMAGE TO PREMISES

If the premises are totally destroyed (or so substantially damaged as to be untenantable) by storm, fire, earthquake or other casualty, this Lease shall terminate as of the date of such destruction or damage, and rental shall be accounted for as between O-M IV and NCB as of that date. If the premises are damaged, but not rendered wholly untenantable by any such casualty, same shall be promptly restored by O-M IV to a new and usable condition, and during such period of restoration the rental payable hereunder shall be equitably abated. NCB shall be responsible for any deductible on the insurance policy.

13.

EMINENT DOMAIN

In the event of any of the Property is condemned or otherwise taken by any governmental entity, NCB shall have the option of either terminating the Lease, or, if the portion condemned is less than the entirety of the Property, maintaining the Lease and having the rent equitably abated.

14.

ASSIGNMENT AND SUBLETTING

This Lease may not be assigned by NCB without the written approval of O-M IV which shall not be unreasonably withheld, nor may the premises be subleased without approval of O-M IV.

15.

LATE CHARGES, INTEREST AND DELINQUENCY

If NCB is delinquent by more than five (5) days in any monthly installment of rent, NCB shall pay to O-M IV, as additional rent, an administrative fee equal to five (5%) percent of such delinquent sum. The payment of this late payment charge shall not excuse or cure any default by NCB under this Lease. The provision for such late charge shall be in addition to all of O-M IV’S other rights and remedies hereunder or at law and shall not be construed as a penalty or as limiting O-M IV’S remedies in any manner. Acceptance by O-M IV of a payment and the cashing of a check in an amount less than that which is currently due shall in no way affect O-M IV’S rights under this Lease and in no way shall be in accord and satisfaction. Any rent not paid by NCB within five (5) days after its due date in accordance with the terms of this Lease shall bear interest from such due date until paid in full at the lesser of the highest rate permitted by applicable law or eighteen (18%) percent per annum. If any rent owing under this Lease is collected by or through an attorney at law, NCB agrees to pay fifteen (15%) percent thereof as attorney’s fees.

16.

SUBORDINATION

Provided that such mortgagee executes a covenant of quiet enjoyment in favor of NCB and any subtenant of NCB, NCB and any subtenant of NCB shall subordinate its or their rights under the Lease to the rights of such mortgagee.

17.

USE OF THE PREMISES

The premises shall be used for banking offices and related purposes and any other legal use. The premises shall not be used for any illegal purposes, or any purpose deemed disreputable or extra-hazardous, nor in violation of any valid regulation or law, nor in any manner to constitute a trespass, nor in any manner to vitiate insurance on the premises. NCB, at its sole expense, shall comply with all laws (including, without limitation, environmental requirements and laws regarding access for handicapped or disabled persons), ordinances and regulations, and all declarations, covenants, and restrictions, applicable to the premises, and with all governmental orders and directives of public officers which impose any duty or restriction with respect to the use or occupation of the premises.

18.

EVENT OF DEFAULT

As used in this Lease, an “Event of Default” shall have occurred if NCB shall fail to comply with any provision of this Lease, and such default shall continue for more than ten (10) days after O-M IV shall have given NCB written notice of such default (unless such compliance will, due to the nature of the obligation, require a period of time in excess of ten (10) days, then after such period of time as is reasonably necessary); provided, however, that if NCB fails to comply with any such provision until receipt of such notice of default three (3) times in any Lease Year, it shall be an Event of Default if NCB shall during the same Lease Year fail to comply with any such provision, without the requirement of further notice from O-M IV.

19.

O-M IV’S REMEDIES

(A)

General. Upon each occurrence of an Event of Default and so long as such Event of Default shall be continuing, O-M IV may at any time thereafter at its election: (i) terminate this Lease or NCB’s right of possession, but NCB shall remain liable as hereinafter provided; (ii) alter locks or other security devices for the Building, without notice to NCB to deprive NCB access thereto, and O-M IV shall not be required to provide a new key or right of access to NCB; (iii) as agent of NCB, do whatever NCB is obligated to do under this Lease, including, but not limited to, entering the Premises, without being liable for prosecution or any claims for damages, in order to accomplish this purpose (NCB agrees to reimburse O-M IV immediately upon demand for any expenses which O-M IV may incur in thus effecting compliance with this Lease on behalf of NCB); and/or (iv) pursue any remedies provided for under this Lease or at law or in equity. Upon the termination of this Lease or termination of NCB’s right of possession, it shall be lawful for O-M IV, without formal demand or notice of any kind, to re-enter the Premises without the requirement or resorting to the dispossessory procedures set forth in O.C.G.A. §§ 44-7-50 et seq. and expel or remove NCB and NCB’s effects and without being liable for any claim for trespass or damages therefor, and, in connection therewith, re-key the Premises, remove NCB’s effects therefrom and store the same at NCB’s expense, without being liable for any damages thereto. If O-M IV enters the Premises, O-M IV shall have the right to keep in place and use, or remove and store, all of the furniture, fixtures and equipment at the Premises.

(B)

Lease Termination. If O-M IV terminates this Lease, O-M IV may declare the entire amount of rent calculated on the current rate being paid by NCB, and other sums which in O-M IV’S reasonable determination would become due and payable during the remainder of the Lease Term (including, but not limited to, increases in rent pursuant to Paragraph 3 herein), discounted to present value by using a reasonable discount rate, to be due and payable immediately. Upon such acceleration of such amounts, NCB agrees to pay the same to O-M IV at once, together with all rent and other amounts theretofore due, less the market value of the Premises for the remainder of the Lease Term, (taking into consideration the probable costs of marketing and reletting the Premises, then-current rental rates, probable rental rates for the remainder of the Lease Term, probable concession packages, the probability of reletting the Premises and the probable amount of time which will elapse before the Premises are relet); provided, however, that such payment shall not constitute a penalty or forfeiture but shall constitute liquidated damages for NCB’s failure to comply with the terms and provisions of this Lease (O-M IV and NCB agreeing that O-M IV’S actual damages in such an event are impossible to ascertain and that the amount set forth above is a reasonable estimate thereof). Such present values shall be calculated at a discount rate equal to the 90-day U. S. Treasury bill rate on the effective date of such termination.

(C)

Possession Termination. If O-M IV terminates NCB’s right of possession (but not this Lease), O-M IV shall relet the Premises for the account of NCB for such rent and upon such terms as shall be satisfactory to O-M IV without thereby releasing NCB from any liability hereunder and without demand or notice of any kind to NCB. For the purpose of such reletting O-M IV is authorized to make any repairs, changes, alterations, or additions in or to the Premises as O-M IV deems reasonably necessary or desirable. If the Premises are not relet, then NCB shall pay to O-M IV as damages a sum equal to the sum of the rental reserved in this Lease for such period or periods, plus the costs of recovering possession of the Premises (including attorneys’ fees and costs of suit), the unpaid Rent and other amounts accrued hereunder at the time of repossession, and the costs incurred in any attempt by O-M IV to relet the Premises. If the Premises are relet and a sufficient sum shall not be realized from such reletting (after first deducting therefrom, for retention by O-M IV, the unpaid Rent and other amounts accrued hereunder at the time of reletting, the cost of recovering possession (including, without limitation, brokerage fees, leasing commissions and reasonable attorneys’ fees) and the cost of collection of the rent accruing therefrom (including, without limitation, reasonable attorneys’ fees) to satisfy the rent provided for in this Lease to be paid, then NCB shall immediately satisfy and pay any such deficiency. Any such payments due O-M IV shall be made upon demand therefor from time to time and NCB agrees that O-M IV may file suit to recover any sums falling due from time to time. NCB shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Notwithstanding any such reletting without termination, O-M IV may at any time thereafter elect in writing to terminate this Lease for such previous breach.

(D)

No Waiver. Exercise by O-M IV of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by O-M IV, whether by agreement or by operation of law, it being understood that such surrender and/or termination can be effected only by the written agreement of O-M IV. Any law, usage, or custom to the contrary notwithstanding, O-M IV shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of O-M IV at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same. NCB and O-M IV further agree that forbearance or waiver by O-M IV to enforce its rights pursuant to this Lease or at law or in equity, shall not be a waiver of O-M IV’S right to enforce one or more of its rights in connection with any subsequent default. A receipt by O-M IV of rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by O-M IV of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by O-M IV. To the greatest extent permitted by law, NCB waives the service of notice of O-M IV’S intention to re-enter as provided for in any statute, or to institute legal proceedings to that end, and also waives all right to redemption in case NCB shall be dispossessed by a judgment or by warrant of any court or judgment. The terms “enter”, “re-enter”, “entry” or “re-entry”, as used in this Lease, are not restricted to their technical legal meanings. Any reletting of the Premises shall be on such terms and conditions as O-M IV in its reasonable discretion may determine (including, without limitation, a term different than the remaining Lease Term, rental concessions, alterations and repair of the Premises and lease of less than the entire Premises to any tenant). O-M IV shall not be liable, nor shall NCB’s obligations hereunder be diminished because of, O-M IV’S failure to relet the Premises or collect rent due in respect of such reletting.

(E)	Cumulative Remedies. Pursuit by O-M IV of any of the foregoing remedies shall not preclude the pursuit of damages incurred, or of any of the other remedies provided herein or by law. No act or thing done by O-M IV or O-M IV’S employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Premises. Neither the mention in this Lease or any particular remedy, nor the exercise by O-M IV of any particular remedy hereunder, at law or in equity, shall preclude O-M IV from any other remedy O-M IV might have under this Lease, at law or in equity. Any waiver of or redress for any violation of any covenant or condition contained in this Lease or any of the rules now or hereafter adopted by O-M IV, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by O-M IV of rent with knowledge of the breach of any covenant in this Lease shall not be deemed a waiver of such breach.

20.

O-M IV’S DEFAULT AND LIABILITY

(A)

O-M IV’S Default. O-M IV shall not be in default hereunder and NCB shall not have any remedy or cause of action unless O-M IV fails to perform any of its obligations hereunder within ten (10) days after written notice from NCB specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of ten (10) days, then after such period of time as is reasonably necessary). If O-M IV does not perform its obligations or notify NCB that it contests the contention that it is in default within said ten (10) days after such notice, NCB may, at its option, cause such items to be remedied and deduct the cost thereof from the rent payments next due to be paid. All obligations of O-M IV hereunder shall be construed as covenants not conditions; and all such obligations will be binding upon O-M IV only during the period of its ownership of the Premises and not thereafter, provided O-M IV shall continue to be responsible for obligations which accrued and were acknowledged prior to the transfer and further provided such transferee shall have assumed the obligations of O-M IV hereunder.

(B)	O-M IV’S Liability. In the event of the transfer by O-M IV of its interests in the Premises after compliance with Paragraph 4, O-M IV shall thereupon be released and discharged from all obligations of O-M IV thereafter accruing, but such obligations shall be binding during the Lease Term upon each new owner for the duration of such owner’s ownership. Any liability of O-M IV under this Lease and/or with respect to the Premises or otherwise shall be limited solely to its interest in the Premises, and in no event shall any personal liability be asserted against O-M IV and/or its members, officers, directors, agents or employees in connection with this Lease nor shall any recourse be had to any other property or assets of O-M IV or such other parties.

21.

FORCE MAJEURE

O-M IV shall not be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental actions, civil commotion, fire or other casualty, and any causes beyond the reasonable control of O-M IV (“Force Majeure”). It is understood and agreed that Force Majeure would include tornadoes, hurricanes, floods and other damaging winds or storms, but would not include excessive rain days during the construction period as far as the penalties set forth in Paragraph 1.

22.

MISCELLANEOUS

This contract shall create the relationship of landlord and tenant between O-M IV and NCB; no estate shall pass out of O-M IV; NCB has only a usufruct, not subject to levy and sale and not assignable by NCB except as herein provided.

In the event of bankruptcy or state insolvency proceedings filed by or against NCB, its successors or assigns, or guarantor, in any Federal or State Court, it shall give the right to O-M IV, its successors or assigns, at its option, to immediately declare this contract null and void and to resume at once possession of the property. No receiver, trustee or other officer shall ever have the right, title or interest in or to the above-described property by virtue of this contract.

If NCB remains in possession after expiration of the term hereof, with O-M IV’S acquiescence and without any distinct agreement of the parties, NCB shall be a tenant at will, and there shall be no renewal of this Lease by operation of law.

NCB hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder and all notices required under this Lease, the person in charge of said premises at the time, or occupying the premises, and if no person in charge is in charge or occupying same, then such service or notice may be made by attaching the same to the main entrance of the premises. A copy of all such dispossessory or distraint proceedings and notices under this Lease shall also be sent to NCB’s last known address, if different from the premises and as set forth in the following paragraph.

All notices required or permitted to be given under this Lease shall be in writing and shall be sent by Registered or Certified Mail, Return Receipt Requested, or by a reputable National overnight courier service, postage prepaid, or by hand delivery. Except where otherwise expressly provided to the contrary, notice shall be deemed given upon delivery or upon refusal to accept delivery. All such notices shall be addressed:

If to O-M IV:	OUT-MED IV, L.L.C.
37P Calumet Parkway, Suite 200
Newnan, GA 30263
ATTN: Mr. David LaGuardia

with a copy to:	Mann & Wooldridge, P.C.
P. O. Box 310, 28 Jackson Street
Newnan, GA 30264-0310
ATTN: Theo D. Mann, Esq.

If to NCB:	NEIGHBORHOOD COMMUNITY BANK
145 Millard Farmer Industrial Blvd.
Newnan, GA 30263
ATTN: Mr. James B. Kinsey

with a copy to:

Newnan, GA 30263
ATTN: , Esq.

and

Mann & Wooldridge, P.C.
P. O. Box 310, 28 Jackson Street
Newnan, GA 30264-0310
ATTN: Theo D. Mann, Esq.

Either party may, upon fifteen (15) days’ notice given as aforesaid, change its address for all subsequent notices.

Neither this Lease nor a Memorandum of Lease shall be filed or recorded by or on behalf of NCB with any public official or recorder’s office. O-M IV may, but shall have no obligation to, prepare and file, and upon request by O-M IV, NCB will execute, a Memorandum of Lease.

Construction and interpretation of this Lease shall be governed by the laws of the State of Georgia.

Time is of the essence as to performance of each and every one of the covenants, obligations and duties of the parties to this Lease.

IN WITNESS WHEREOF, the parties have caused this Lease to be executed under seal, as of the day and year first above written.

Signed, sealed and delivered in the presence of:	NEIGHBORHOOD COMMUNITY BANK

	By:		(SEAL)
Witness		James B. Kimsey President

Notary Public
My Commission Expires:

Signed, sealed and delivered in the presence of:	OUT-MED IV, L.L.C.
	By:	OUT-MED, L.L.C., its manager

	By:		(SEAL)
Witness		David LaGuardia
President

Notary Public
My Commission Expires:

EXHIBIT “A”

L E G A L D E S C R I P T I O N

All that tract or parcel of land lying and being located in Land Lot 93 of the 7th Land District, Fayette County, Georgia, and being more particularly described as follows:

Beginning at the intersection of the northerly right of way of Walt Banks Road and the west right of way of Georgia Highway 54 and run thence North 48 degrees 04 minutes 25 seconds East for a distance of 37.39 feet to a point on the west right of way of Georgia Highway 54, thence North 06 degrees 06 minutes 32 seconds East for a distance of 419.95 feet to a point on said right of way and THE TRUE POINT OF BEGINNING of the property herein described:

THENCE North 89 degrees 59 minutes 37 seconds West for a distance of 330.09 feet to an iron pin placed;

THENCE North 06 degrees 06 minutes 32 seconds East for a distance of 228.69 feet to an iron pin placed;

THENCE South 89 degrees 50 minutes 24 seconds East for a distance of 330.00 feet to a point on the west right of way line of Georgia Highway 54;

THENCE South 06 degrees 06 minutes 32 seconds West for a distance of 227.80 feet along said right of way to a point and THE TRUE POINT OF BEGINNING.

Together with and subject to covenants, easements, and restrictions of record.

Said property contains 1.72 acres more or less, and is shown by plat of survey for Newnan Coweta Bank by Randy McLain, Registered Land Surveyor, dated June 23, 2004, of record in Plat Book 40, Page 19 Fayette County, Georgia records.

Also conveyed herewith is a non-exclusive perpetual easement for purposes of ingress, egress and regress from the above described property to the right of way of Georgia Highway 54 over through and across that certain tract or parcel of land containing 0.61 acres and being designated as “Park Avenue” on the above-referenced survey and being more particularly described as follows:

L E G A L D E S C R I P T I O N

FOR EASEMENT AREA

All that tract or parcel of land lying and being located in Land Lot 93 of the 7th Land District, Fayette County, Georgia, and being more particularly described as follows:

Beginning at the intersection of the northerly right of way of Walt Banks Road and the west right of way of Georgia Highway 54 and run thence North 48 degrees 04 minutes 25 seconds East for a distance of 37.39 feet to a point on the west right of way of Georgia Highway 54, thence North 06 degrees 06 minutes 32 seconds East for a distance of 339.49 feet to a point on said right of way and THE TRUE POINT OF BEGINNING of the property herein described:

THENCE North 89 degrees 59 minutes 37 seconds West for a distance of 330.09 feet to a point on the south line of Park Avenue;

THENCE North 06 degrees 06 minutes 32 seconds East for a distance of 80.46 feet to a point on the north line of Park Avenue;

THENCE South 89 degrees 59 minutes 37 seconds East for a distance of 330.09 feet to a point on the west right of way line of Georgia Highway 54;

THENCE South 06 degrees 06 minutes 32 seconds West for a distance of 80.46 feet along said right of way to a point and THE TRUE POINT OF BEGINNING.

Together with and subject to covenants, easements and restrictions of record.

Said property contains 0.61 acres more or less.

G E O R G I A,

COWETA COUNTY.

THIS AGREEMENT, made as of this 28th day of February, 2008, by and between OUT-MED IV, L. L. C., a limited liability company organized and existing under the laws of the State of Georgia, with its principal place of business in Newnan, Coweta County, Georgia, hereinafter called O-M IV, and NEIGHBORHOOD COMMUNITY BANK, a banking corporation organized and existing under the laws of the State of Georgia, with its principal place of business in Newnan, Coweta County, Georgia, hereinafter called NCB;

W I T N E S S E T H:

WHEREAS, NCB desires to lease from O-M IV the following described property, to-wit: (Tyrone Branch -105 Carriage Oaks Dr, Tyrone, GA—Fayette County)

SEE ATTACHED EXHIBIT “A”

WHEREAS, O-M IV has ownership, possession and control of said property and is authorized and entitled to enter into this lease; and

WHEREAS, the parties desire to enter into this lease;

NOW THEREFORE, in consideration of the premises and the mutual covenants herein set forth, including the rental hereinafter set forth. O-M IV does rent and lease the above described property to NCB upon the following terms and conditions:

1.

OCCUPANCY AND EFFECTIVE DATE

The effective date shall be February 28, 2008.

2.

LEASE TERM

The initial lease term shall commence on the Effective Date and shall end at midnight on the eve of the tenth annual anniversary thereof (the “Initial Term”). The initial term of the lease shall be noncancellable by either party. In addition to the initial term, NCB shall have the option of one (1) ten (10) year renewal option, beginning and ending on an anniversary date of the Effective Date. Upon the acquisition or merger of NCB by/with any other entity during the initial term, the renewal option must be exercised prior to consummation of such event. In order to exercise the renewal options, notice of said exercise must be given by NCB to O-M IV at least ninety (90) days prior to the expiration of the last year of the existing term, and at the time of such exercise NCB must be occupying the Property under a then valid Lease Term and not in default hereunder.

3.

LEASE RATE

The Lease rate shall be $ 35.60 per square foot per annum, with said amount being paid in equal monthly payments of one-twelfth ( 1/12) of such amount. According to the plans for the building, the premises contain 3,372 square feet.

The first partial month’s rent, along with one (1) month’s rent security deposit, shall be paid on the Effective Date and the monthly rent shall be paid by NCB to O-M IV on the first day of each calendar month thereafter.

For the renewal terms, the Lease Rate during such terms shall be the same as the initial term.

4.

RIGHT OF FIRST REFUSAL

At any time in which this Lease is in force and for a period of one hundred eighty (180) days following the termination hereof, NCB shall have the right of first refusal in the event that O-M IV receives a bona fide purchase offer for the Property from a third party. Within ten (10) days after receipt of any such offer O-M IV shall provide notification of the terms and conditions of any such bona fide purchase offer to NCB, and NCB shall thereafter have a period of thirty (30) days in which to agree to purchase the Property under the terms and conditions offered by the third party, in the absence of which O-M IV shall be free to sell the Property to such third party.

5.

EXCLUSIVITY

NCB shall have, during the term of the Lease, sole and exclusive possession of the Property subject to any existing cross-easements with other tenants in the driveways and parking lots. So long as NCB is a tenant not in default under this Lease O-M IV shall not, on any real property within a radius of one-half ( 1/2) mile of the Property, develop, construct, manage, participate in the development of, or otherwise be engaged in the furtherance of any banking facility that shall provide any of the services then being provided to the public by NCB without NCB’s written consent.

6.

ALLOWANCES

(Intentionally omitted)

7.

TAXES AND INSURANCE

Commencing with the Effective Date, NCB shall pay all ad valorem taxes and assessments as well as all casualty and liability insurance premiums with respect to the Property. NCB shall keep the Property Improvements insured in accordance with the standards maintained by NCB for its other facilities. In no event shall the insurance on the Property Improvements be less than the full value thereof, nor shall the liability insurance have limits of less than $1,000,000 for each occurrence/$2,000,000 aggregate. The insurance provided by NCB hereunder shall name O-M IV and its Lender as an additional loss payee and named insured. NCB shall be responsible for insuring its contents and other personal property on the premises. NCB will contemporaneously with the execution of this lease deliver to O-M IV a Certificate of Insurance certifying that such insurance is in full force and effect.

8.

REPAIRS

O-M IV shall maintain the exterior walls, roof, parking 1ot resurfacing (when needed) and structural supports of the premises (exclusive of all glass and exclusive of all exterior doors), except repairs rendered necessary by the negligence of NCB, its agents, employees, or invitees. O-M IV gives to NCB, exclusive control of the premises and shall be under no obligation to inspect said premises. NCB shall promptly report in writing to O-M IV any defective condition known to it which O-M IV is required to repair, and failure to so report such defects shall make NCB responsible to O-M IV for any liability incurred by O-M IV by reason of such failure. NCB accepts the premises and the building to be erected thereon as suited for the use intended by NCB. NCB shall keep and maintain in good order the leased premises, including, but not limited to, the floors, interior walls, heating, cooling, furniture, fixtures, equipment, landscaping, water, sewer, parking lot, and electrical systems, except those repairs expressly required to be made by O-M IV. If NCB desires any alterations to the premises after the Effective Date, the same may be done upon approval of O-M IV, such alterations to be at NCB’s expense, O-M IV hereby agreeing to approve alterations reasonably necessary for the conduct of the business of NCB.

Penetration of the roof or exterior walls shall be a default under this lease and shall result in the NCB being liable to O-M IV for any warranty which is lost due to NCB’s actions. Said liability shall be in addition to O-M IV’s remedies setout hereafter.

9.

TREATMENT OF IMPROVEMENTS UPON TERMINATION

At the termination of this Lease, provided that NCB is not then in default hereunder, NCB may remove any tenant fixtures, furniture, equipment, or other improvements installed by it either with its own funds. At the termination of this Lease, NCB agrees to return the property in as good condition as when received or installed, subject to ordinary wear and tear and to the extent it has been altered by NCB with the approval of O-M IV.

10.

UTILITIES

NCB shall be responsible for the payment of all utility services rendered to the Property.

11.

BROKERS

Neither party has utilized the services of a broker with respect to this transaction, and each shall indemnify the other with respect to any claims through it.

12.

DESTRUCTION OR DAMAGE TO PREMISES

If the premises are totally destroyed (or so substantially damaged as to be untenantable) by storm, fire, earthquake or other casualty, this Lease shall terminate as of the date of such destruction or damage, and rental shall be accounted for as between O-M IV and NCB as of that date. If the premises are damaged, but not rendered wholly untenantable by any such casualty, same shall be promptly restored by O-M IV to a new and usable condition, and during such period of restoration the rental payable hereunder shall be equitably abated. NCB shall be responsible for any deductible on the insurance policy.

13.

EMINENT DOMAIN

In the event of any of the Property is condemned or otherwise taken by any governmental entity, NCB shall have the option of either terminating the Lease, or, if the portion condemned is less than the entirety of the Property, maintaining the Lease and having the rent equitably abated.

14.

ASSIGNMENT AND SUBLETTING

This Lease may not be assigned by NCB without the written approval of O-M IV which shall not be unreasonably withheld, nor may the premises be subleased without approval of O-M IV.

15.

LATE CHARGES, INTEREST AND DELINQUENCY

If NCB is delinquent by more than five (5) days in any monthly installment of rent, NCB shall pay to O-M IV, as additional rent, an administrative fee equal to five (5%) percent of such delinquent sum. The payment of this late payment charge shall not excuse or cure any default by NCB under this Lease. The provision for such late charge shall be in addition to all of O-M IV’S other rights and remedies hereunder or at law and shall not be construed as a penalty or as limiting O-M IV’S remedies in any manner. Acceptance by O-M IV of a payment and the cashing of a check in an amount less than that which is currently due shall in no way affect O-M IV’S rights under this Lease and in no way shall be in accord and satisfaction. Any rent not paid by NCB within five (5) days after its due date in accordance with the terms of this Lease shall bear interest from such due date until paid in full at the lesser of the highest rate permitted by applicable law or eighteen (18%) percent per annum. If any rent owing under this Lease is collected by or through an attorney at law, NCB agrees to pay fifteen (15%) percent thereof as attorney’s fees.

16.

SUBORDINATION

Provided that such mortgagee executes a covenant of quiet enjoyment in favor of NCB and any subtenant of NCB, NCB and any subtenant of NCB shall subordinate its or their rights under the Lease to the rights of such mortgagee.

17.

USE OF THE PREMISES

The premises shall be used for banking offices and related purposes and any other legal use. The premises shall not be used for any illegal purposes, or any purpose deemed disreputable or extra-hazardous, nor in violation of any valid regulation or law, nor in any manner to constitute a trespass, nor in any manner to vitiate insurance on the premises. NCB, at its sole expense, shall comply with all laws (including, without limitation, environmental requirements and laws regarding access for handicapped or disabled persons), ordinances and regulations, and all declarations, covenants, and restrictions, applicable to the premises, and with all governmental orders and directives of public officers which impose any duty or restriction with respect to the use or occupation of the premises.

18.

EVENT OF DEFAULT

As used in this Lease, an “Event of Default” shall have occurred if NCB shall fail to comply with any provision of this Lease, and such default shall continue for more than ten (10) days after O-M IV shall have given NCB written notice of such default (unless such compliance will, due to the nature of the obligation, require a period of time in excess of ten (10) days, then after such period of time as is reasonably necessary); provided, however, that if NCB fails to comply with any such provision until receipt of such notice of default three (3) times in any Lease Year, it shall be an Event of Default if NCB shall during the same Lease Year fail to comply with any such provision, without the requirement of further notice from O-M IV.

19.

O-M IV’S REMEDIES

(A)	General. Upon each occurrence of an Event of Default and so long as such Event of Default shall be continuing, O-M IV may at any time thereafter at its election: (i) terminate this Lease or NCB’s right of possession, but NCB shall remain liable as hereinafter provided; (ii) alter locks or other security devices for the Building, without notice to NCB to deprive NCB access thereto, and O-M IV shall not be required to provide a new key or right of access to NCB; (iii) as agent of NCB, do whatever NCB is obligated to do under this Lease, including, but not limited to, entering the Premises, without being liable for prosecution or any claims for damages, in order to accomplish this purpose (NCB agrees to reimburse O-M IV immediately upon demand for any expenses which O-M IV may incur in thus effecting compliance with this Lease on behalf of NCB); and/or (iv) pursue any remedies provided for under this Lease or at law or in equity. Upon the termination of this Lease or termination of NCB’s right of possession, it shall be lawful for O-M IV, without formal demand or notice of any kind, to re-enter the Premises without the requirement or resorting to the dispossessory procedures set forth in O.C.G.A. §§ 44-7-50 et seq. and expel or remove NCB and NCB’s effects and without being liable for any claim for trespass or damages therefor, and, in connection therewith, re-key the Premises, remove NCB’s effects therefrom and store the same at NCB’s expense, without being liable for any damages thereto. If O-M IV enters the Premises, O-M IV shall have the right to keep in place and use, or remove and store, all of the furniture, fixtures and equipment at the Premises.

(B)

Lease Termination. If O-M IV terminates this Lease, O-M IV may declare the entire amount of rent calculated on the current rate being paid by NCB, and other sums which in O-M IV’S reasonable determination would become due and payable during the remainder of the Lease Term (including, but not limited to, increases in rent pursuant to Paragraph 3 herein), discounted to present value by using a reasonable discount rate, to be due and payable immediately. Upon such acceleration of such amounts, NCB agrees to pay the same to O-M IV at once, together with all rent and other amounts theretofore due, less the market value of the Premises for the remainder of the Lease Term, (taking into consideration the probable costs of marketing and reletting the Premises, then-current rental rates, probable rental rates for the remainder of the Lease Term, probable concession packages, the probability of reletting the Premises and the probable amount of time which will elapse before the Premises are relet); provided, however, that such payment shall not constitute a penalty or forfeiture but shall constitute liquidated damages for NCB’s failure to comply with the terms and provisions of this Lease (O-M IV and NCB agreeing that O-M IV’SS actual damages in such an event are impossible to ascertain and that the amount set forth above is a reasonable estimate thereof). Such present values shall be calculated at a discount rate equal to the 90-day U. S. Treasury bill rate on the effective date of such termination.

(C)

Possession Termination. If O-M IV terminates NCB’s right of possession (but not this Lease), O-M IV shall relet the Premises for the account of NCB for such rent and upon such terms as shall be satisfactory to O-M IV without thereby releasing NCB from any liability hereunder and without demand or notice of any kind to NCB. For the purpose of such reletting O-M IV is authorized to make any repairs, changes, alterations, or additions in or to the Premises as O-M IV deems reasonably necessary or desirable. If the Premises are not relet, then NCB shall pay to O-M IV as damages a sum equal to the sum of the rental reserved in this Lease for such period or periods, plus the costs of recovering possession of the Premises (including attorneys’ fees and costs of suit), the unpaid Rent and other amounts accrued hereunder at the time of repossession, and the costs incurred in any attempt by O-M IV to relet the Premises. If the Premises are relet and a sufficient sum shall not be realized from such reletting (after first deducting therefrom, for retention by O-M IV, the unpaid Rent and other amounts accrued hereunder at the time of reletting, the cost of recovering possession (including, without limitation, brokerage fees, leasing commissions and reasonable attorneys’ fees) and the cost of collection of the rent accruing therefrom (including, without limitation, reasonable attorneys’ fees) to satisfy the rent provided for in this Lease to be paid, then NCB shall immediately satisfy and pay any such deficiency. Any such payments due O-M IV shall be made upon demand therefor from time to time and NCB agrees that O-M IV may file suit to recover any sums falling due from time to time. NCB shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Notwithstanding any such reletting without termination, O-M IV may at any time thereafter elect in writing to terminate this Lease for such previous breach.

(D)

No Waiver. Exercise by O-M IV of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by O-M IV, whether by agreement or by operation of law, it being understood that such surrender and/or termination can be effected only by the written agreement of O-M IV. Any law, usage, or custom to the contrary notwithstanding, O-M IV shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of O-M IV at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same. NCB and O-M IV further agree that forbearance or waiver by O-M IV to enforce its rights pursuant to this Lease or at law or in equity, shall not be a waiver of O-M IV’S right to enforce one or more of its rights in connection with any subsequent default. A receipt by O-M IV of rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by O-M IV of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by O-M IV. To the greatest extent permitted by law, NCB waives the service of notice of O-M IV’S intention to re-enter as provided for in any statute, or to institute legal proceedings to that end, and also waives all right to redemption in case NCB shall be dispossessed by a judgment or by warrant of any court or judgment. The terms “enter”, “re-enter”, “entry” or “re-entry”, as used in this Lease, are not restricted to their technical legal meanings. Any reletting of the Premises shall be on such terms and conditions as O-M IV in its reasonable discretion may determine (including, without limitation, a term different than the remaining Lease Term, rental concessions, alterations and repair of the Premises and lease of less than the entire Premises to any tenant). O-M IV shall not be liable, nor shall NCB’s obligations hereunder be diminished because of, O-M IV’S failure to relet the Premises or collect rent due in respect of such reletting.

(E)	Cumulative Remedies. Pursuit by O-M IV of any of the foregoing remedies shall not preclude the pursuit of damages incurred, or of any of the other remedies provided herein or by law. No act or thing done by O-M IV or O-M IV’S employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Premises. Neither the mention in this Lease or any particular remedy, nor the exercise by O-M IV of any particular remedy hereunder, at law or in equity, shall preclude O-M IV from any other remedy O-M IV might have under this Lease, at law or in equity. Any waiver of or redress for any violation of any covenant or condition contained in this Lease or any of the rules now or hereafter adopted by O-M IV, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by O-M IV of rent with knowledge of the breach of any covenant in this Lease shall not be deemed a waiver of such breach.

20.

O-M IV’S DEFAULT AND LIABILITY

(A)

O-M IV’S Default. O-M IV shall not be in default hereunder and NCB shall not have any remedy or cause of action unless O-M IV fails to perform any of its obligations hereunder within ten (10) days after written notice from NCB specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of ten (10) days, then after such period of time as is reasonably necessary). If O-M IV does not perform its obligations or notify NCB that it contests the contention that it is in default within said ten (10) days after such notice, NCB may, at its option, cause such items to be remedied and deduct the cost thereof from the rent payments next due to be paid. All obligations of O-M IV hereunder shall be construed as covenants not conditions; and all such obligations will be binding upon O-M IV only during the period of its ownership of the Premises and not thereafter, provided O-M IV shall continue to be responsible for obligations which accrued and were acknowledged prior to the transfer and further provided such transferee shall have assumed the obligations of O-M IV hereunder.

(B)	O-M IV’S Liability. In the event of the transfer by O-M IV of its interests in the Premises after compliance with Paragraph 4, O-M IV shall thereupon be released and discharged from all obligations of O-M IV thereafter accruing, but such obligations shall be binding during the Lease Term upon each new owner for the duration of such owner’s ownership. Any liability of O-M IV under this Lease and/or with respect to the Premises or otherwise shall be limited solely to its interest in the Premises, and in no event shall any personal liability be asserted against O-M IV and/or its members, officers, directors, agents or employees in connection with this Lease nor shall any recourse be had to any other property or assets of O-M IV or such other parties.

21.

FORCE MAJEURE

O-M IV shall not be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental actions, civil commotion, fire or other casualty, and any causes beyond the reasonable control of O-M IV (“Force Majeure”). It is understood and agreed that Force Majeure would include tornadoes, hurricanes, floods and other damaging winds or storms, but would not include excessive rain days during the construction period as far as the penalties set forth in Paragraph 1.

22.

MISCELLANEOUS

This contract shall create the relationship of landlord and tenant between O-M IV and NCB; no estate shall pass out of O-M IV; NCB has only a usufruct, not subject to levy and sale and not assignable by NCB except as herein provided.

In the event of bankruptcy or state insolvency proceedings filed by or against NCB, its successors or assigns, or guarantor, in any Federal or State Court, it shall give the right to O-M IV, its successors or assigns, at its option, to immediately declare this contract null and void and to resume at once possession of the property. No receiver, trustee or other officer shall ever have the right, title or interest in or to the above-described property by virtue of this contract.

If NCB remains in possession after expiration of the term hereof, with O-M IV’S acquiescence and without any distinct agreement of the parties, NCB shall be a tenant at will, and there shall be no renewal of this Lease by operation of law.

NCB hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder and all notices required under this Lease, the person in charge of said premises at the time, or occupying the premises, and if no person in charge is in charge or occupying same, then such service or notice may be made by attaching the same to the main entrance of the premises. A copy of all such dispossessory or distraint proceedings and notices under this Lease shall also be sent to NCB’s last known address, if different from the premises and as set forth in the following paragraph.

All notices required or permitted to be given under this Lease shall be in writing and shall be sent by Registered or Certified Mail, Return Receipt Requested, or by a reputable National overnight courier service, postage prepaid, or by hand delivery. Except where otherwise expressly provided to the contrary, notice shall be deemed given upon delivery or upon refusal to accept delivery. All such notices shall be addressed:

If to O-M IV:	OUT-MED IV, L.L.C.
37P Calumet Parkway, Suite 200
Newnan, GA 30263
ATTN: Mr. David LaGuardia

with a copy to:	Mann & Wooldridge, P.C.
P. O. Box 310, 28 Jackson Street
Newnan, GA 30264-0310
ATTN: Theo D. Mann, Esq.

If to NCB:	NEIGHBORHOOD COMMUNITY BANK
145 Millard Farmer Industrial Blvd.
Newnan, GA 30263
ATTN: Mr. James B. Kinsey

with a copy to:

Newnan, GA 30263
ATTN: , Esq.

and

Mann & Wooldridge, P.C.
P. O. Box 310, 28 Jackson Street
Newnan, GA 30264-0310
ATTN: Theo D. Mann, Esq.

Either party may, upon fifteen (15) days’ notice given as aforesaid, change its address for all subsequent notices.

Neither this Lease nor a Memorandum of Lease shall be filed or recorded by or on behalf of NCB with any public official or recorder’s office. O-M IV may, but shall have no obligation to, prepare and file, and upon request by O-M IV, NCB will execute, a Memorandum of Lease.

Construction and interpretation of this Lease shall be governed by the laws of the State of Georgia.

Time is of the essence as to performance of each and every one of the covenants, obligations and duties of the parties to this Lease.

IN WITNESS WHEREOF, the parties have caused this Lease to be executed under seal, as of the day and year first above written.

Signed, sealed and delivered in the presence of:	NEIGHBORHOOD COMMUNITY BANK

	By:		(SEAL)
Witness		James B. Kimsey
President

Notary Public
My Commission Expires:

Signed, sealed and delivered in the presence of:	OUT-MED IV, L.L.C. By: OUT-MED, L.L.C., its manager

	By:		(SEAL)
Witness		David LaGuardia
President

Notary Public
My Commission Expires:

EXHIBIT “A”

All that tract or parcel of land lying and being in Land Lot 116, 7th District, Fayette County, Georgia and being more particularly described as follows:

To find the point of beginning, commence at a  1/2 - inch iron pin found at the intersection of the westerly right-of-way line of State Route 74 (also known as Senoia Road and having a variable width right-of-way) and the southerly right-of-way line of Carriage Oaks Drive (having a variable width right-of-way); thence leaving said intersection and running along said westerly right-of-way line of State Route 74, 240.84 feet along the arc of a curve to the left, having a radius of 2964.78 feet and being scribed by a chord bearing South 13 degrees 41 minutes 28 seconds West, 240.77 feet to a  1/2 - inch iron pin found; thence leaving said northerly right-of-way line of State Route 74 and running, North 80 degrees 57 minutes 22 seconds West, 233.31 feet to a point; thence North 84 degrees 35 minutes 59 seconds West, 19.23 feet to a point and the true POINT OF BEGINNING; thence running North 84 degrees 35 minutes 59 seconds West, 165.28 feet to a point; thence North 20 degrees 54 minutes 32 seconds East, 372.92 feet to a point on said southerly right-of-way line of Carriage Oaks Drive; thence along said southerly right-of-way line of Carriage Oaks Drive, 132.12 feet along the arc of a curve to the left having a radius of 860.00 feet and being scribed by a chord bearing South 65 degrees 27 minutes 02 seconds East, 131.99 feet to a point; thence leaving said southerly right-of-way line of Carriage Oaks Drive and running, South 15 degrees 59 minutes 45 seconds West, 321.53 feet to a point and the true POINT OF BEGINNING.

Said tract contains 1.1583 acres (50,456 square feet), more or less, as shown in a survey prepared for Phillip R. Seay by POINT TO POINT LAND SURVEYORS, INC. dated November 27, 2006.

Together with all rights (non-exclusive) of Grantor under that Declaration of Covenants, Conditions and Restrictions for the Seay/Tyrone Commercial Properties, dated 1-16-98 recorded in Deed Book 1213, Page 457, aforesaid records; as amended by Amendment to the Declaration of Covenants, Conditions and Restrictions for the Seay/Tyrone Commercial Properties, recorded in Deed Book 1233, Page 553, aforesaid records; as further amended by Second Amendment to Declaration of Covenants, Conditions and Restrictions for the Seay/Tyrone Commercial Properties recorded in Deed Book 2006, Page 533, aforesaid records; Consent of Security Holder recorded in Deed Book 1233, Page 556, aforesaid records.

Together with all rights (non-exclusive) of Grantor under that Declaration of Covenants and Restrictions by Phillip R. Seay dated 12-12-2003 recorded in Deed Book 2413, Page 292, aforesaid records.